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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    February 5, 2002
                                                 -------------------------------


                                 HomeZipR Corp.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                      0-08735                    84-0682860
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


                   33161 Camino Capistrano, Suite F
                   San Juan Capistrano, California                     92037
                   ---------------------------------------------------------
                   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:    (949) 487-4992
                                                   ------------------


          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Lesley Thomas Schwarz & Postma, Inc. was previously the independent auditors for HomeZipR Corp. ("Registrant") On February 5, 2001 the board of directors of the Registrant approved the engagement of Kabani & Co. as the independent auditors for the Registrant.

         In connection with the audits as of March 31, 2001 and 2000 and the year ended March 31, 2001, the period March 14, 2000 (inception) through March 31, 2000 and the period March 14, 2000 (inception) through March 31, 2001 and the subsequent interim period through December 31, 2001, there were no disagreements with Lesley Thomas Schwarz & Postma, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Lesley Thomas Schwarz & Postma, Inc. on the consolidated financial statements of the Registrant and subsidiaries as of and for the periods ended March 31 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         Lesley Thomas Schwarz & Postma, Inc.'s report on the consolidated financial statements of the Registrant and subsidiaries as of and for the periods ended March 31, 2001 and 2000, contained a separate paragraph stating that "the [Registrant's] subsidiary has voluntarily filed for Chapter 7 bankruptcy and overall, the [Registrant] has reported significant operating losses and has a working capital deficiency. These facts and others described in
Note 1 to the financial statements raise substantial doubt about the [Registrant's] ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." A letter from Lesley Thomas Schwarz & Postma, Inc. is attached as
Exhibit 16.1.

ITEM 5.  OTHER EVENTS.

         Not applicable.

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibits.
--------

         16.1 Letter from Lesley Thomas Schwarz & Postma, Inc. on Changes in Certifying Accountant

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HomeZipR Corp.
                                            (Registrant)


Date:  February 22, 2002                    By:/s/   Michael Reza
                                               ---------------------------------
                                                     Michael Reza, President